SERVICER'S CERTIFICATE
   CHEVY CHASE AUTO RECEIVABLES TRUST 1996-1
   6.60 % AUTO RECEIVABLES BACKED CERTIFICATES

   Distribution Date:      February 18, 1997
   Collection Period:      January, 1997
   Record Date:            February 17, 1997

        Under the pooling and Servicing Agreement, dated as of June 1, 1996, between Chevy Chase Bank,
   F.S.B. (as "Seller  and "Servicer") and First Bank
   National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables
   Trust 1996-1 (the "Trust") during the previous month.
   The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


   A.   Information Regarding the Current Monthly Distribution.
        1.   Certificates
             (a)  The Aggregate amount of the
                  distribution to
                  Certificate holders on the
                  Distribution Date Set forth above .....$   7,745,144.29

             (b)  The amount of the distribution
                  set forth in paragraph (a)
                  above allocable to principal,
                  including any overdue principal .......$   6,730,576.16

             (c)  The amount of the distribution
                  set forth in paragraph (a) above
                  allocable to interest, including
                  any overdue interest ..................$   1,014,568.13

             (d)  The Insured Payments, if any, with
                  respect of such Distribution
                  Date ..................................$



             (e)  The Premium Amount with
                  respect of such Distribution
                  Date ..................................$      11,108.52

             (f)  The amount of the distribution
                  set forth in paragraph (a) above,
                  per Certificate in a principal
                  amount of $1,000 ......................$     34.0150353

             (g)  The amount of the distribution
                  set forth in paragraph (b) above,
                  per Certificate in a principal
                  amount of $1,000 ......................$     29.5592667

             (h)  The amount of the distribution
                  set forth in paragraph (c) above,
                  per Certificate in a principal
                  amount of $1,000 ......................$      4.4557686

             (i)  The amount of the distribution
                  set forth in paragraph (d) above,
                  per Certificate in a principal
                  amount of $1,000 ......................$

             (j)  The Certificate Principal Balance
                  as of such Distribution Date (after
                  giving effect to any distribution on
                  such Distribution Date) ...............$ 177,736,356.31

             (k)  The balance of the Reserve Account,
                  after effect to distributions
                  and deposits and the change in
                  balances from that of the prior
                  Distribution Date .....................$   8,805,565.51


             (l)  The balance of the Yield
                  Maintenance Account , after
                  giving effect to distributions
                  from the prior Distribution
                  Date ..................................$     228,004.40

   B.   Information Regarding the Performance of the Trust.
        1.   Net Losses, Delinquencies and Pool Balance.
             (a)  The aggregate net losses on the
                  Receivables for the related Collection
                  Period ................................$     621,524.37

             (b)  The aggregate principal balance of all
                  Receivables which were delinquent 30
                  days or more as of the last day of the
                  related Collection Period .............$   9,420,708.70

             (c)  The Pool Balance as of the end of the
                  related Collection Period .............$ 178,819,338.46

             (d)  The Certificate Factor as of the end
                  related Collection Period .............$      0.7805805


                               CHEVY CHASE BANK, F.S.B.
                           Auto Trust 1996-1  Servicer

                           Mark A. Holles
                         ___________________
                           Mark A. Holles
                           Vice President